                               AMENDMENT NO. 2 TO

                                    EXHIBIT A

                     OF THE INVESTMENT MANAGEMENT AGREEMENT

         THIS EXHIBIT to the Investment Management Agreement dated December 15, 1999 (the "Agreement") between DELAWARE VIP TRUST and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the "Investment Manager"), amended as of the 20th day of May, 2003 to add Delaware VIP Diversified Income Series, lists the Series for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Series and the date on which the Agreement became effective for each Series.

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                                                                                            Management Fee Schedule
                                                                                              (as a percentage of
                                                                                           average daily net assets)
             Series Name                         Effective Date                                   Annual Rate
             -----------                         --------------                            -------------------------
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Delaware VIP Balanced Series                  December 15, 1999                0.65% on first $500 million
                                                                               0.60% on next $500 million
                                                                               0.55% on next $500 million
                                                                               0.50% on assets in excess of $2,500 million
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Delaware VIP Capital Reserves Series          December 15, 1999                0.50% on first $500 million
                                                                               0.475% on next $500 million
                                                                               0.45% on next $500 million
                                                                               0.425% on assets in excess of $2,500 million
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Delaware VIP Cash Reserve Series              December 15, 1999                0.45% on first $500 million
                                                                               0.40% on next $500 million
                                                                               0.35% on next $500 million
                                                                               0.30% on assets in excess of $2,500 million
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Delaware VIP Diversified Income Series        May 20, 2003                     0.65% on first $500 million
                                                                               0.60% on next $500 million
                                                                               0.55% on next $500 million
                                                                               0.50% on assets in excess of $2,500 million
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Delaware VIP Growth and Income Series         December 15, 1999                0.65% on first $500 million
                                                                               0.60% on next $500 million
                                                                               0.55% on next $500 million
                                                                               0.50% on assets in excess of $2,500 million
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Delaware VIP Growth Opportunities Series      December 15, 1999                0.75% on first $500 million
                                                                               0.70% on next $500 million
                                                                               0.65% on next $500 million
                                                                               0.60% on assets in excess of $2,500 million
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Delaware VIP High Yield Series                December 15, 1999                0.65% on first $500 million
                                                                               0.60% on next $500 million
                                                                               0.55% on next $500 million
                                                                               0.50% on assets in excess of $2,500 million
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Delaware VIP REIT Series                      December 15, 1999                0.75% on first $500 million
                                                                               0.70% on next $500 million
                                                                               0.65% on next $500 million
                                                                               0.60% on assets in excess of $2,500 million
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Delaware VIP Select Growth Series             December 15, 1999                0.75% on first $500 million
                                                                               0.70% on next $500 million
                                                                               0.65% on next $1,500 million
                                                                               0.60% on assets in excess of $2,500 million
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Delaware VIP Small Cap Value Series           December 15, 1999                0.75% on first $500 million
                                                                               0.70% on next $500 million
                                                                               0.65% on next $500 million
                                                                               0.60% on assets in excess of $2,500 million
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Delaware VIP Social Awareness Series          December 15, 1999                0.75% on first $500 million
                                                                               0.70% on next $500 million
                                                                               0.65% on next $500 million
                                                                               0.60% on assets in excess of $2,500 million
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Delaware VIP Trend Series                     December 15, 1999                0.75% on first $500 million
                                                                               0.70% on next $500 million
                                                                               0.65% on next $500 million
                                                                               0.60% on assets in excess of $2,500 million
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Delaware VIP U.S. Growth Series               December 15, 1999                0.65% on the first $500 million
                                                                               0.60% on the next $500 million
                                                                               0.55% on the next $1,500 million
                                                                               0.50% on assets in excess of $2,500 million
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DELAWARE MANAGEMENT COMPANY,                                  DELAWARE VIP TRUST
a series of Delaware Management Business Trust


By:      David K. Downes                                      By:      David K. Downes
         -------------------------------------                         ------------------------------------
Name:    David K. Downes                                      Name:    David K. Downes
Title:   President                                            Title:   President/Chief Executive Officer/
                                                                       Chief Financial Officer



Attest:  Brian L. Murray, Jr.                                 Attest:  Brian L. Murray, Jr.
         -------------------------------------                         ------------------------------------
Name:    Brian L. Murray, Jr.                                 Name:    Brian L. Murray, Jr.
         -------------------------------------                         ------------------------------------
Title:   Vice President/Assistant General                     Title:   Vice President/Assistant General
         -------------------------------------                         ------------------------------------
         Counsel/Assistant Secretary                                   Counsel/Assistant Secretary
         -------------------------------------                         ------------------------------------



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